EXHIBIT 10.1

                          SECOND AMENDMENT OF SUBLEASE


           Reference is made to that certain sublease entitled SUBLEASE (the "Sublease") dated June 28, 1999, between GIGA INFORMATION GROUP, INC. (hereinafter "Sublessor") and INCERT SOFTWARE CORPORATION (hereinafter "Sublessee"), relating to that certain premises comprised of approximately 7,868 square feet of space and located on the first floor of Building No. 1400, One Kendall Square in Cambridge, Massachusetts (hereinafter the "Premises").

           WHEREAS, Sublessor and Sublessee wish to extend the term of this Sublease on the same terms and conditions as those set forth in the Sublease, except as modified herein.

           WHEREAS, Sublessor has extended the term of the Master Lease by a First Amendment dated August 7, 2000 (as so amended, the "Master Lease") and extended the term of the Sublease by a First Amendment of Sublease dated October 12, 2000 ("First Amendment").

           NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Sublessor and Sublessee hereby agree as follows:

         1. Effective upon signing this Amendment, Section 1A of the Sublease is modified by replacing the first sentence with the following: "Sublessor hereby leases to Sublessee and Sublessee hereby sublets from Sublessor the Premises for a term of eleven (11) months (hereinafter the "Term") commencing on November 1, 2000 and ending September 30, 2001, unless sooner terminated as herein provided. Commencing October 1, 2001, the Term of this Sublease shall be extended on a month-to-month basis pursuant to all its terms and conditions. Either party may terminate this Sublease upon ninety (90) days written notice for any termination date from and after September 30, 2001."

         2. This Amendment shall be effective upon the consent of the Master Landlord as required under the Master Lease.

Except as modified by the First Amendment and this Second Amendment of Sublease, the Sublease shall remain unmodified and in full force and effect.


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EXECUTED as a sealed instrument the 2nd day of February, 2001.



                                 SUBLESSOR:
                                 GIGA INFORMATION GROUP, INC.

                                 By: /s/ VICTORIA M. LYNCH
                                     -----------------------------------------
                                 Its: Vice President and Corporate Controller
                                      ----------------------------------------



                                SUBLESSEE:
                                INCERT SOFTWARE CORPORATION

                                 By: /s/ DAVID M. SLATCHER
                                     ----------------------------------------
                                 Its: Corporate Controller
                                      ---------------------------------------












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